FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934
                         DATE OF REPORT - APRIL 6, 1998
                        (Date of earliest event reported)

                             WATSON WYATT & COMPANY
             (Exact name of Registrant as specified in its charter)

                DELAWARE                                   0-20724
          (State of incorporation)                  (Commission file number)
                                       53-0181291
                       (IRS employer identification number)

               6707 DEMOCRACY BLVD., SUITE 800, BETHESDA, MD 20817
               (Address of principal executive offices, zip code)
                            AREA CODE (301) 581-4600
                               (Telephone number)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On April 6, 1998, the Registrant ("Company") entered into a Redemption, Restructuring, and Indemnity Agreement ("the Restructuring Agreement") with State Street Bank and Trust Co. ("State Street") and Wellspring Resources, LLC ("Wellspring") by which Wellspring redeemed the Company's 50% interest in Wellspring effective April 1, 1998. The restructuring effected pursuant to the Agreement implements a Discontinuation Plan approved by the Company's Board of Directors on February 18, 1998 which provided for the Company's exit from the Benefits Administration Outsourcing Business ("Outsourcing Business").

         Following the redemption of the Company's interest in Wellspring, Wellspring will continue to operate as a wholly-owned subsidiary of State Street. Certain outsourcing contracts retained by the Company when Wellspring was initially formed in 1996 ("Retained Clients"), will continue to be performed by the Company until their respective contract expirations. Two of the three Retained Clients' contracts expire within the next year. The Company has identified alternative resolutions for the contractual relationship with the third client. The Company and the client are in discussion as to which alternative is mutually advantageous. The Company will continue to provide services under these agreements using facilities and personnel provided by Wellspring until these arrangements expire.

         In connection with the restructuring transactions, the Company has agreed to indemnify Wellspring for certain costs and losses incurred as a result of services provided by Wellspring on the Company's behalf. Further, the Company has been released from certain liabilities relating to the Wellspring business in connection with the redemption.

         The discontinuation of the Company's Outsourcing Business results in the write-off of the Company's investment in Wellspring, which had a book value at the disposal date of $45 million. In addition, the Company is writing off $14 million in unamortized deferred software and development costs net of related deferred revenues related to the Retained Clients. Further, a provision of $61 million has been recorded for contract termination expenses, lease guarantees, potential severance and other expenses related to the Company's exit from the Outsourcing Business.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Not applicable

(b)      Pro Forma Financial Information

                       INTRODUCTION TO UNAUDITED PRO FORMA
                       CONSOLIDATED FINANCIAL INFORMATION

     The Securities and Exchange Commission requires the pro forma restatement of certain previously released financial statements. The following unaudited pro forma balance sheet as of December 31, 1997 and unaudited pro forma statements of operations for the years ended June 30, 1997, 1996, and 1995 and the six months ended December 31, 1997 give effect to the Company's exit from the Outsourcing Business. The pro forma adjustments to each financial statement are explained and cross-referenced to the statement on a page immediately following each of the pro forma financial statements. As a result of such adjustments, the unaudited pro forma financial information reflects primarily the operations of the Company's core consulting businesses.

     The pro forma adjustments included in the following pro forma financial statements reflect the Company's investment in Wellspring and unamortized deferred software and development costs as of the dates of the respective financial statement. Such amounts, therefore, differ from the investment amounts at April 1, 1998 when the transaction was consummated.

                                              Watson Wyatt & Company
                                 Pro Forma Unaudited Consolidated Balance Sheet
                                             as of December 31, 1997
                                               dollars in thousands

                                                     Pro Forma Adjustments              Proforma
                               Historical                              Adjustments for  Continuing
                               Consolidated    Assets Disposed (1)     disposition(2)   Operations

Assets
Current Assets                 $  156,561                  -                -   a        $ 156,561
Income Taxes                            -                             $52,228   b           52,228
Fixed Assets                       36,433                                                   36,433
Investment in Affiliates           59,063           $(40,865)                               18,198
Deferred Software& Dev. Costs      30,101            (21,489)                                8,612
Deferred Income Taxes              39,025                                                   39,025
Other assets                       11,653                  -                -               11,653
                               ----------           ---------         -------            ---------
Total assets                   $  332,836           $(62,354)         $52,228            $ 322,710
                               ==========           =========         =======            =========

Liabilities & Permanent Shareholders' Equity
AP & Accrued Expenses          $   91,393           $ (4,071)         $60,800   c        $ 148,122
Income Taxes Payable                5,110                                                    5,110
Deferred Income Taxes Payable      28,612                                                   28,612
Other current liabilities          17,597             (3,021)                               14,576
Accrued retirement liabilities     88,576                                                   88,576
Other non current liabilities      20,187                                                   20,187

Redeemable Common Stock            92,901                                                   92,901

Permanent Shareholders' Equity    (11,540)                 -         (63,834)   d          (75,374)
                                 --------           ---------        --------            ----------
Total Liabilities &
 Permanent Shareholders' Equity$  332,836           $ (7,092)         (3,034)            $ 322,710
                               ==========           =========        ========            ==========
(1) & (2) - See Notes to Pro Forma Unaudited Balance Sheet

NOTES TO PRO FORMA UNAUDITED BALANCE SHEET AND ADJUSTMENTS

(1) The unaudited balance sheet as of December 31, 1997 gives effect to the disposition of the Company's interest in the Outsourcing Business, as if it had been disposed of at that date. Net assets shown include the following:

Investment in Wellspring LLC                                      $     40,865
Retained Clients- deferred software                                     21,489
Retained Clients - deferred implementation fees                         (7,092)
                                                                        -------
                                                                  $     55,262
                                                                        =======

(2) Gives effect to loss on disposition of assets related to Outsourcing Business, as follows:

Proceeds from disposition                                         $         -  a
Less: Net assets disposed                                               55,262
Less: Additional liabilities assumed to exit Outsourcing Business       60,800 c
                                                                      ----------
Pretax loss                                                           (116,062)
Tax benefit at 45%                                                      52,228 b
                                                                      ----------
After tax loss                                                    $    (63,834)d
                                                                      ==========

The additional liabilities assumed to exit Outsourcing Business include contract termination penalties, lease guarantees, severance payments and other expenses.


                                              Watson Wyatt & Company
                            Pro Forma Unaudited Consolidated Statement of Operations
                                    for the six months ended December 31, 1997
                                               dollars in thousands

                                                      Pro Forma Adjustments             Proforma
                               Historical                              Adjustments for  Continuing
                               Consolidated    Disposition (1)         disposition      Operations

Fees                           $  269,063      $   (15,793)                             $  253,270

Costs of providing services       221,194          (19,035)                                202,159
General & administrative           22,718                                                   22,718
Depreciation and amortization      13,514           (4,293)                                  9,221
                               ----------      ------------                             ----------
Income from Operations             11,637            7,535                                  19,172

Other:
Interest Income                       486                                                      486
Interest expense                   (1,426)                                                  (1,426)
Loss from affiliates                 (784)             780                                      (4)
                               -----------     ------------                             -----------
Income from continuing
operations before income
taxes and minority interest         9,913            8,315                                  18,228

Provision for income taxes          5,606            3,742                                   9,348
                               -----------     ------------                              ----------
Income from continuing
operations before minority
interest                            4,307            4,573                                   8,880

Minority interest in net income      (141)               -                                    (141)
                               -----------     ------------                              ----------
Net income from continuing
operations                    $     4,166      $     4,573                               $   8,739
                              ============     ============                              ==========

Earnings per share            $      0.23                                                $    0.49
Avg. shares outstanding            17,831                                                   17,831

(1) See notes to Pro Forma Unaudited Statement of Operations


NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AND ADJUSTMENTS

(1) The unaudited statement of operations gives effect to the disposition of the Company's interest in the Outsourcing Business as if it had been disposed of at the beginning of the period presented. The results of operations for the Company's investment in Wellspring and the results of the Retained Clients have been eliminated.

Those results are:

50% share of losses of Wellspring                                     $     780
Operating loss for Retained Clients                                       7,535
                                                                          ------
Pretax operations of Outsourcing Business                                 8,315
Tax benefit  from losses of Outsourcing Business                         (3,742)
                                                                         -------
Net improvement in income from continuing operations                  $   4,573
                                                                         =======

The results of the discontinued operations ($4,573) would be presented in the caption Discontinued Operations, which is not included in the above Statement of Operations.

Also not included in the above Statement of Operations is the net loss arising from the assumed disposition of the Company's net assets related to the Outsourcing Business. The loss would be presented in the caption Discontinued Operations. The loss on disposition of assets related to Outsourcing Business is as follows:

Proceeds from disposition                                           $        -
Less: Net assets disposed                                                55,262
Less: Additional liabilities assumed to exit Outsourcing Business        60,800
                                                                       ---------
Pretax loss                                                            (116,062)
Tax benefit at 45%                                                       52,228
                                                                       ---------
After tax loss                                                      $   (63,834)
                                                                       =========




                                              Watson Wyatt & Company
                        Pro Forma Unaudited Consolidated Statement of Operations
                                         for the year ended June 30, 1997
                                               dollars in thousands

                                                                   Pro Forma Adjustments            Proforma
                                    Historical                                      Adjustments     Continuing
                                    Consolidated            Disposition (1)         for disposition Operations

Fees                                $  510,998              $     (24,496)                          $  486,502

Costs of providing services            433,496                    (33,982)                             399,514
General & administrative                43,337                                                          43,337
Depreciation and amortization           25,993                     (3,899)                              22,094
                                    -----------             --------------                          -----------
Income from Operations                   8,172                     13,385                               21,557

Other:
Interest Income                          1,462                                                           1,462
Interest expense                        (1,506)                                                         (1,506)
Loss from affiliates                    (6,174)                     6,279                                  105
                                    -----------             --------------                           ----------
Income from continuing
operations before income
taxes and minority interest              1,954                     19,664                               21,618

Provision for income taxes                 889                      8,849                                9,738
                                    -----------             --------------                           ----------
Income from continuing operations
before minority interest                 1,065                     10,815                               11,880

Minority interest in net income           (167)                        -                                  (167)
                                    -----------             --------------                           ----------
Net income from continuing
operations                          $      898              $      10,815                            $  11,713
                                    ===========             ==============                           ==========
Earnings per share                  $     0.05                                                       $    0.65
Avg. shares outstanding                 18,130                                                          18,130

(1) See notes to Pro Forma Unaudited Statement of Operations

NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AND ADJUSTMENTS

(1) The unaudited statement of operations gives effect to the disposition of the Company's interest in the Outsourcing Business as if it had been disposed of at the beginning of the period presented. The results of operations for the Company's investment in Wellspring and the results of the Retained Clients have been eliminated.
Those results are:

50% share of losses of Wellspring                             $           6,279
Operating loss for Retained Clients                                      13,385
                                                                         -------
Pretax operations of Outsourcing Business                                19,664
Tax benefit  from losses of Outsourcing Business                         (8,849)
                                                                         -------
Net improvement in income from continuing operations          $          10,815
                                                                         =======

The results of the discontinued operations ($10,815) would be presented in the caption Discontinued Operations, which is not included in the above Statement of Operations.

Also not included in the above Statement of Operations is the net loss arising from the assumed disposition of the Company's net assets related to the Outsourcing Business. The loss would be presented in the caption Discontinued Operations.


                                              Watson Wyatt & Company
                            Pro Forma Unaudited Consolidated Statement of Operations
                                         for the year ended June 30, 1996
                                               dollars in thousands

                                                              Pro Forma Adjustments             Proforma
                                      Historical                             Adjustments        Continuing
                                      Consolidated      Disposition (1)      for disposition    Operations

Fees                                  $   492,513       $    (17,215)                           $  475,298

Costs of providing services               407,057            (30,301)                              376,756
General & administrative                   38,656                                                   38,656
Depreciation and amortization              26,348               (807)                               25,541
                                      ------------      -------------                           -----------
Income from Operations                     20,452             13,893                                34,345

Other:
Interest Income                             1,441                                                    1,441
Interest expense                             (930)                                                    (930)
Loss from affiliates                       (2,275)             1,455                                  (820)
                                      ------------      -------------                           -----------
Income from continuing
operations before income
taxes and minority interest                18,688             15,348                                34,036

Provision for income taxes                  9,203              6,907                                16,110
                                      ------------      -------------                           -----------
Income from continuing
operations before minority interest         9,485              8,441                                17,926

Minority interest in net income              (130)                 -                                  (130)
                                      ------------      -------------                           -----------
Net income from continuing
operations                            $     9,355       $      8,441                            $   17,796
                                      ============      =============                           ===========
Earnings per share                   $       0.51                                               $     0.97
Avg. shares outstanding                    18,262                                                   18,262

(1) See notes to Pro Forma Unaudited Statement of Operations

NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AND ADJUSTMENTS

(1) The unaudited statement of operations gives effect to the disposition of the Company's interest in the Outsourcing Business as if it had been disposed of at the beginning of the period presented. The results of operations for the Company's investment in Wellspring and the results of the Retained Clients have been eliminated.
Those results are:

50% share of losses of Wellspring                                     $   1,455
Operating loss for Retained Clients                                      13,893
                                                                         -------
Pretax operations of Outsourcing Business                                15,348
Tax benefit  from losses of Outsourcing Business                         (6,907)
                                                                         -------
Net improvement in income from continuing operations                  $   8,441
                                                                         =======

The results of the discontinued operations ($8,441) would be presented in the caption Discontinued Operations, which is not included in the above Statement of Operations.

Also not included in the above Statement of Operations is the net loss arising from the assumed disposition of the Company's net assets related to the Outsourcing Business. The loss would be presented in the caption Discontinued Operations


                                              Watson Wyatt & Company
                            Pro Forma Unaudited Consolidated Statement of Operations
                                         for the year ended June 30, 1995
                                               dollars in thousands

                                                         Pro Forma Adjustments            Proforma
                                   Historical                            Adjustments      Continuing
                                   Consolidated      Disposition (1)     for disposition  Operations

Fees                               $  474,521        $    (8,733)                         $  465,788

Costs of providing services           405,401            (14,973)                            390,428
General & administrative               41,313                                                 41,313
Depreciation and amortization          21,442               (339)                             21,103
                                   -----------       -------------                         -----------
Income from Operations                  6,365              6,579                              12,944

Other:
Interest Income                         1,343                                                  1,343
Interest expense                       (1,507)                                                (1,507)
Loss from affiliates                     (576)                 -                                (576)
                                   -----------       -------------                         -----------
Income from continuing
operations before income
taxes and minority interest             5,625               6,579                             12,204

Provision for income taxes              3,849               2,961                              6,810
                                   -----------       -------------                         -----------
Income from continuing
operations before minority
interest                                1,776               3,618                              5,394

Minority interest in net income          (127)                 -                                (127)
                                   -----------       -------------                         -----------
Net income from continuing
operations before acctg. change    $    1,649        $      3,618                          $   5,267
                                   ===========       =============                         ===========
Earnings per share                 $     0.09                                              $    0.28
Avg. shares outstanding                19,130                                                 19,130

(1) See notes to Pro Forma Unaudited Statement of Operations


NOTES TO PRO FORMA UNAUDITED STATEMENT OF OPERATIONS AND ADJUSTMENTS

(1) The unaudited statement of operations gives effect to the disposition of the Company's interest in the Outsourcing Business as if it had been disposed of at the beginning of the period presented. The results of operations for the Company's investment in Wellspring and the results of the Retained Clients have been eliminated.
Those results are:

50% share of losses of Wellspring                                      $      -
Operating loss for Retained Clients                                       6,579
                                                                          ------
Pretax operations of Outsourcing Business                                 6,579
Tax benefit  from losses of Outsourcing Business                         (2,961)
                                                                          ------
Net improvement in income from continuing operations                   $  3,618
                                                                          ======

The results of the discontinued operations ($3,618) would be presented in the caption Discontinued Operations, which is not included in the above Statement of Operations.

Also not included in the above Statement of Operations is the net loss arising from the assumed disposition of the Company's net assets related to the Outsourcing Business. The loss would be presented in the caption Discontinued Operations.

(c)      Exhibits

         (2a) Redemption, Restructuring, and Indemnification Agreement by and among State Street Bank & Trust Company, Wellspring Resources, LLC and Watson Wyatt & Company

                  CONTENTS OF SCHEDULES TO THE REDEMPTION, RESTRUCTURING, AND INDEMNITY AGREEMENT

Schedule 3.3.3    Terminated Employees and Contractors and Employment Contracts

                  This  schedule   lists  the  employees  of  Wellspring   whose
                  termination resulted from the restructuring. Also included are severance terms.

Schedule 3.7      Known Claims Involving Wellspring Resources, LLC.

                  The schedule summarizes specific claims existing on the date of the restructuring.

Schedule 4.1 Existing Letter Agreement re: State Street Provision of Pension Payroll Services

                  This schedule is the fee schedule from State Street Global Advisors to Wellspring Resources for pension payroll services.

Schedule 9.8A     Preliminary Balance Sheet

                  The preliminary Wellspring Resources, LLC balance sheet dated March 31, 1998 is included in this schedule.

Schedule 9.8B     Balance Sheet Adjustments

                  The schedule shows the calculation to divide the March 31, 1998 balance sheet between the parties.



                  The Registrant undertakes to provide, supplementally to the Commission upon request, a copy of the above-referenced schedules.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

Watson Wyatt & Company



/S/ Barbara L. Landes                                       April 21, 1998
---------------------                                       --------------
Name:             Barbara L. Landes                              Date
Title:            Vice President, Finance and
                  Chief Financial Officer